Exhibit 99.1

RenaissanceRe Holdings Ltd. Advances Strategy with $2.985 Billion Acquisition of Validus Re

Accelerates Growth in a Favorable Reinsurance Market

Enhances Three Drivers of Profit – Underwriting, Fee and Investment Income

Creates Top 5 Global Property and Casualty Reinsurer

Pembroke, Bermuda, May 22, 2023 — RenaissanceRe Holdings Ltd. (NYSE: RNR) (“RenaissanceRe”) today announced it has entered into a definitive agreement with American International Group, Inc. (“AIG”), whereby RenaissanceRe will acquire AIG’s treaty reinsurance business, which includes Validus Reinsurance Ltd. and its consolidated subsidiaries, AlphaCat Managers Ltd. and its managed funds, and all renewal rights to the Assumed Reinsurance Treaty Unit of Talbot (collectively, “Validus Re”).

AIG has committed to deliver at closing $2.1 billion in unlevered shareholder’s equity to RenaissanceRe with any excess to be retained by AIG. RenaissanceRe will pay approximately $2.985 billion in total consideration, including $2.735 billion of cash and $250 million of RenaissanceRe common shares. The cash consideration is expected to be funded through RenaissanceRe available funds and proceeds from the issuance of common equity and debt. The shares received by AIG will be valued at the lower of the public offer price for an expected underwritten public offering by RenaissanceRe or the closing price on May 22, 2023.

The agreement has been approved by RenaissanceRe’s Board of Directors. The transaction is expected to close in the fourth quarter of 2023 and is subject to customary closing conditions and regulatory approvals. No shareholder approval is required.

As part of the transaction, AIG will retain 95% of the development on net reserves at closing. In addition, following the closing of the transaction, AIG expects to make substantial investments in RenaissanceRe’s Capital Partners business.

Kevin O’Donnell, President and Chief Executive Officer of RenaissanceRe, commented: “This acquisition advances our strategy as a leading global property and casualty reinsurer, providing additional scale, and increasing our importance to customers. Furthermore, by gaining access to a large, attractive book of reinsurance business in a favorable market environment, we expect to accelerate our three drivers of profit – underwriting, fee, and investment income. Additionally, we are enhancing our relationship with AIG and demonstrating how our consistent, highly differentiated strategy provides us with unique access to large, one-of-a-kind opportunities that create shareholder value. I have deep respect for Peter and AIG and look forward to extending our partnership.”

Sidley Austin LLP and Morgan Stanley acted as legal counsel and financial advisor, respectively, for RenaissanceRe.

Conference Call Information

RenaissanceRe will host an investment community conference call discussing the transaction on Monday, May 22, 2023 at 4:45 p.m. ET. The teleconference can be accessed by dialing 800-245-3047 (U.S. callers), or 203-518-9765 (international callers), and providing the passcode RNR0522 approximately fifteen minutes in advance of the call. A live broadcast of the conference call will also be available through the “Investors – Webcasts Presentations” section of the Company’s website at www.renre.com.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this Press Release, including statements about our expectations, forecasts, projections and estimates regarding the impact of the transactions described herein, reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements with respect to our business and industry, such as those relating to our strategy and management objectives, plans and expectations regarding our response and ability to adapt to changing economic conditions, market standing and product volumes, and insured losses from loss events, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by such forward-looking statements, including those disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and the following: the risk that the Validus Re acquisition may not be completed within the expected timeframe or at all; the risk that regulatory agencies in certain jurisdictions may impose onerous conditions following the Validus Re acquisition; difficulties in integrating Validus Re; risk that the due diligence process that we undertook in connection with the Validus Re acquisition may not have revealed all facts that may be relevant in connection with the Validus Re acquisition; our ability to manage the growth of the Validus Re operations successfully following the acquisition of Validus Re; that historical financial statements of Validus Re are not representative of the future financial position, future results of operations or future cash flows of Validus Re following the acquisition of Validus Re; our exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in our financial results; the effect of climate change on our business, including the trend towards increasingly frequent and severe climate events; the effectiveness of our claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of our investment portfolio and financial market volatility; the effects of inflation; the ability of our ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; our ability to maintain our financial strength ratings; the highly competitive nature of our industry; our reliance on a small number of brokers; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms or at all; the historically cyclical nature of the (re)insurance industries; our ability to attract and retain key executives and employees; our ability to successfully implement our business, strategies and initiatives; our exposure to credit loss from counterparties; our need to make many estimates and judgments in the preparation of our financial statements; our ability to effectively manage capital on behalf of investors in joint ventures or other entities we manage; changes to the accounting rules and regulatory systems applicable to our business, including changes in Bermuda and U.S. laws or regulations; other political, regulatory or industry initiatives adversely impacting us; our ability to comply with covenants in our debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates and recession or the perception that recession may occur; the effect of cybersecurity risks, including technology breaches or failure; a contention by the IRS that any of our Bermuda subsidiaries are subject to taxation in the U.S.; the effects of possible future tax reform legislation and regulations in the jurisdictions in which we operate; our ability to determine any impairments taken on our investments; our ability to raise capital on acceptable terms, including through debt instruments, the capital markets, and third party investments in our joint ventures and managed fund partners; our ability to comply with applicable sanctions and foreign corrupt practices laws; and our dependence on the ability of our operating subsidiaries to declare and pay dividends.

About RenaissanceRe

RenaissanceRe is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

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Investor Contact:

RenaissanceRe Holdings Ltd.

Keith McCue

Senior Vice President, Finance & Investor Relations

441-239-4830

Media Contacts:

RenaissanceRe Holdings Ltd.

Hayden Kenny

Vice President, Investor Relations & Communications

441-239-4946

Kekst CNC

Nicolas Capuano

212-521-4856